CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit 10.81

Execution Version

SEVENTH AMENDMENT TO THE COMMON TERMS AGREEMENT AND FIFTH

AMENDMENT TO THE COMMON SECURITY AND ACCOUNT AGREEMENT

This SEVENTH AMENDMENT TO THE COMMON TERMS AGREEMENT AND FIFTH AMENDMENT TO THE COMMON SECURITY AND ACCOUNT AGREEMENT (this “Amendment”), dated as of October 23, 2024 (the “Effective Date”), is in respect of (a) the Common Terms Agreement, dated as of August 19, 2019, by and among Venture Global Calcasieu Pass, LLC, a Delaware limited liability company (the “Borrower”), TransCameron Pipeline, LLC (the “Guarantor”), Natixis, New York Branch, as the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties (in such capacity, the “Credit Facility Agent”), each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Mizuho Bank, Ltd., as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”), as amended by that certain Consent and Amendment to the Common Terms Agreement and Consent to the Credit Facility Agreement, dated as of December 28, 2020, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent, that certain Second Amendment to the Common Terms Agreement and Consent to the Credit Facility Agreement, dated as of January 26, 2021, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent, that certain Third Amendment to the Common Terms Agreement, First Amendment to the Common Security and Account Agreement and Consent to the Credit Facility Agreement, dated as of May 25, 2022, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, Mizuho Bank (USA), as Collateral Agent (in such capacity, the “Collateral Agent”) and Intercreditor Agent, that certain Fourth Amendment to the Common Terms Agreement and Second Amendment to the Credit Facility Agreement, dated as of October 12, 2022, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent, that certain Fifth Amendment to the Common Terms Agreement and Third Amendment to the Common Security and Account Agreement, dated February 27, 2023, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, Intercreditor Agent and Collateral Agent, and that certain Sixth Amendment to the Common Terms Agreement and Fourth Amendment to the Common Security and Account Agreement, dated June 30, 2023, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, Intercreditor Agent and Collateral Agent(as so amended and as may be amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”) and (b) the Common Security and Account Agreement, dated as of August 19, 2019, by and among the Borrower, the Guarantor, the Senior Creditor Group Representatives from time to time party thereto, the Intercreditor Agent, the Collateral Agent and Mizuho Bank, Ltd., as the account bank, as amended by that certain Third Amendment to the Common Terms Agreement, First Amendment to the Common Security and Account Agreement and Consent to the Credit Facility Agreement, dated as of May 25, 2022, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, the Collateral Agent and Intercreditor Agent, that certain Second Amendment to the Common Security and Account Agreement, dated as of January 9, 2023, by and among Borrower, Guarantor, the Collateral Agent and Intercreditor Agent, that certain Fifth Amendment to the Common Terms Agreement and Third Amendment to the Common Security and Account Agreement, dated February 27, 2023, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, Intercreditor Agent and Collateral Agent, and that certain Sixth Amendment

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

to the Common Terms Agreement and Fourth Amendment to the Common Security and Account Agreement, dated June 30, 2023, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, Intercreditor Agent and Collateral Agent (as so amended and as may be amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement. For all purposes of this Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

WHEREAS, the Borrower has requested that the Credit Facility Lenders under the Credit Facility Agreement (collectively, the “Lenders” and each individually, a “Lender”), the Credit Facility Agent, the Collateral Agent and the Intercreditor Agent consent and agree to amend the Common Terms Agreement and the Common Security and Account Agreement in accordance with Section 23.15 of the Common Terms Agreement, Section 4 of the Intercreditor Agreement, Section 7.2(a)(i)(A) (Modification Approval Levels) and 12.14 (Amendments) of the Common Security and Account Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Consent and Amendments.

1.1 Consent and Amendment to Common Terms Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent and agree as follows:

The definition of “Date Certain” in Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Terms Agreement shall be amended and restated in its entirety as follows:

““Date Certain” means June 1, 2025.”

1.2 Administrative Amendment to Common Security and Account Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, the Collateral Agent (at the direction of the Intercreditor Agent) hereby consents and agrees to amend the Common Security and Account Agreement as follows:

““Date Certain” means June 1, 2025.”

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Section 2. Effectiveness. This Amendment shall become effective as of the date hereof subject to satisfaction of the following conditions precedent:

2.1 delivery of executed counterparts of this Amendment by each of (i) the Borrower, (ii) the Guarantor, (iii) the Intercreditor Agent, (iv) the Collateral Agent, (v) the Credit Facility Agent (who constitutes the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement)) and (vi) Lenders constituting the Required Lenders under the Credit Facility Agreement;

2.2 the Intercreditor Agent and the Credit Facility Agent shall have received an updated Construction Budget and Schedule;

2.3 the Intercreditor Agent and the Credit Facility Agent shall have received a certificate from the Borrower certifying that:

(a) since the last delivery by the Independent Engineer of the monthly construction report as provided by Section 10.4 (Construction Reports) of the Common Terms Agreement, the Borrower has not become aware of any event or circumstance the occurrence of which could reasonably be expected to (i) increase the total Project Costs materially above those set forth in the Construction Budget and Schedule (as updated pursuant to Section 2.2), or (ii) have a Material Adverse Effect;

(b)

(i) the sum of (A) amounts on deposit in the Contingency Reserve Account, (B) amounts on deposit in the Construction Account, (C) amounts on deposit in the Pre-Completion Revenues Account, and (D) the amounts of any committed, but undrawn, Senior Debt Commitment available to the Borrower equals or exceeds

(ii) the amount of funds that are, as of the date hereof, reasonably required to achieve the Project Completion Date (excluding any amounts required to be funded in the Senior Facilities Debt Service Reserve Account and each other Additional Debt Service Reserve Account (if any) (or, if the Senior Facilities Debt Service Reserve Account or any such Additional Debt Service Reserve Account is not yet required to be funded, the amount that will be required to be funded therein on the first date on which such account is required to be funded)) by the Date Certain (as amended by this Amendment) (such amount in this clause (ii), the “Required Completion Amount”);

(c) the Borrower reasonably believes that Project Completion Date shall occur on or prior to the Date Certain (as amended by this Amendment).

2.4 the Borrower has delivered to the Intercreditor Agent a certification from the Independent Engineer confirming (a) that it reasonably expects the Project Completion Date to be achieved by the Date Certain (as amended by this Amendment) and (b) the Obligors have funds equal to or in excess of the Required Completion Amount.

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Section 3. Representations and Warranties. Each of the Obligors hereby represents and warrants to the Lenders, Credit Facility Agent, the Collateral Agent and Intercreditor Agent that:

3.1 upon the effectiveness of the consents and amendments set forth in Section 1, no Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing or will result from the consummation of the transactions contemplated by this Amendment; and

3.2 upon the effectiveness of the consents and amendments set forth in Section 1, each of the representations and warranties of the Obligors in the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents is true and correct in all material respects except (A) for those representations and warranties that are qualified by materiality, which are true and correct in all respects on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) for the representations and warranties set forth in Section 5.1 (Initial Representations and Warranties of the Obligors) of the Common Terms Agreement, which were made only on the Closing Date.

Section 4. Finance Document. This Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement. Each of the parties hereto agree that (i) each reference to “Common Terms Agreement” in each Finance Document, including the Intercreditor Agreement and the Common Security and Account Agreement, shall refer to the Common Terms Agreement as amended hereby and (ii) each reference to “Common Security and Account Agreement” in each Finance Document, including the Intercreditor Agreement and the Common Terms Agreement, shall refer to the Common Security and Account Agreement as amended hereby.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

Section 6. Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7. Binding Nature and Benefit; Amendment. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.

Section 8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement, the Common Security and Account Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Amendment apply to any other matters.

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Section 10. E-Signature. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any legal requirements, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11. Direction to Credit Facility Agent, Intercreditor Agent and Collateral Agent.

11.1 By their signature below, each of the undersigned Credit Facility Lenders (collectively constituting the Required Lenders) instructs the Credit Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment.

11.2 Based on the instructions in Section 11.1, the Credit Facility Agent, constituting the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to execute this Amendment.

11.3 The Borrower hereby confirms that the amendment contemplated in Section 1.2 is an Administrative Decision within the meaning of Schedule 2 to the Intercreditor Agreement and hereby requests that the Intercreditor Agent provide a direction to the Collateral Agent in accordance with Section 7.2(a)(i)(A) (Modification Approval Levels) and 12.14 (Amendments) of the Common Security and Account Agreement to execute this Amendment.

11.4 Based on the certification in Section 11.3, the Intercreditor Agent hereby directs the Collateral Agent to execute this Amendment.

[Remainder of the page left intentionally blank.]

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL CALCASIEU PASS, LLC, as the Borrower

By:	/s/ Jonathan W. Thayer
Name: Jonathan W. Thayer
Title: Chief Financial Officer

TRANSCAMERON PIPELINE, LLC, as the Guarantor

By:	/s/ Jonathan W. Thayer
Name: Jonathan W. Thayer
Title: Chief Financial Officer

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Credit Facility Agent

By:	/s/ Katarina Janosikova
Name: Katarina Janosikova
Title: Director

By:	/s/ Frederic Bouley
Name: Frederic Bouley
Title: Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD., as Intercreditor Agent

By:	/s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK (USA), as Collateral Agent

By:	/s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

CAIXABANK S.A., as Lender

By:	/s/ Jesus Andese
Name: Jesus Ansede
Title:

By:	/s/ Maria Luisa Muñoz
Name: Maria Luisa Muñoz
Title:

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

National Bank of Canada, as Lender

By:	/s/ Andrew Nguyen
Name: Andrew Nguyen
Title: Authorized Signatory

By:	/s/ John Hunt
Name: John Hunt
Title: Authorized Signatory

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

MUNICH REINSURANCE AMERICA, INC., as Lender

By:	/s/ Oliver J. Horbelt
Name: Oliver J. Horbelt
Title: Senior Vice President and Chief Financial Officer

By:	/s/ Ganesh Narayan
Name: Ganesh Narayan
Title: Vice President & Controller

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Goldman Sachs Bank USA, as Lender

By:	/s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Arina Mavilian
Name: Arina Mavilian
Title: Managing Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

KfW IPEX-Bank GmbH, as Lender

By:	/s/ Philipp Meyer-Gohde
Name: Philipp Meyer-Gohde
Title: Vice President

By:	/s/ Erik Beste
Name: Erik Beste
Title: Associate

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Sumitomo Mitsui Banking Corporation. as Lender

By:	/s/ Brian T. Caldwell
Name: Brian T. Caldwell
Title: Managing Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Landesbank Baden-Wuerttemberg New York Branch, as Lender

By:	/s/ Arndt Bruns
Name: Arndt Bruns
Title: Director

By:	/s/ Andre Sorokin
Name: Andre Sorokin
Title: Associate

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

BANK OF AMERICA, N.A., as Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

[STWD 2021-SIF1, Ltd.], as Lender

By:	/s/ Haig Najarian
Name: Haig Najarian
Title: Authorized Signatory

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

[STWD 2021-SIF2, Ltd.], as Lender

By:	/s/ Haig Najarian
Name: Haig Najarian
Title: Authorized Signatory

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

[STWD 2024-SIF3, Ltd.], as Lender

By:	/s/ Haig Najarian
Name: Haig Najarian
Title: Authorized Signatory

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Lender

By:	/s/ David B Martens
Name: David B Martens
Title: Managing Director

By:	/s/ John Sickler
Name: John Sickler
Title: Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD., as Lender

By:	/s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

RAYMOND JAMES BANK, as Lender

By:	/s/ Robert F. Moyle
Name: Robert F. Moyle
Title: Managing Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CTA AND FIFTH

AMENDMENT TO THE CSAA